Table of Contents

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                         March 1, 2005

ATLANTIS PLASTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

FLORIDA	001-09487	06-1088270

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1870 The Exchange, Suite 200, Atlanta, Georgia	30339

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:                                         (800) 497-7659

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.02. Results of Operations and Financial Condition

On March 1, 2005, Atlantis Plastics, Inc. issued a press release setting forth its fourth quarter and fiscal year 2004 earnings. A copy of Atlantis Plastics’ press release is attached hereto as Exhibit 99.1 and is hereby incorporated herein.

Further, Atlantis Plastics, Inc. is furnishing this report on Form 8-K in connection with the disclosure of information during a telephonic conference call on March 1, 2005 announcing fourth quarter and fiscal year earnings. A transcript of the conference call is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

The information in this report on Form 8-K (including the exhibits) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

The registrant does not have, and expressly disclaims, any obligation to release any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.atlantisstock.com , although we reserve the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1	Press Release from the registrant, dated March 1, 2005, entitled “Atlantis Plastics Announces 2004 Fourth Quarter and Full Year Results”.

Exhibit 99.2	Transcript from a telephonic conference call held on March 1, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIS PLASTICS, INC. (Registrant)
Date: March 3, 2005	By:	/s/ Anthony F. Bova
ANTHONY F. BOVA
President and Chief Executive Officer

Date: March 3, 2005	By:	/s/ Paul G. Saari
PAUL G. SAARI
Senior Vice President, Finance and Chief Financial Officer